VERTEXSM INTERNATIONAL FUND

                      Supplement to the Current Prospectus


         The Board of Trustees which oversees the Vertex International Fund (the "Fund") decided at its meeting on November 20, 2003 to terminate the Fund effective December 5, 2003, or as soon thereafter as practicable (the "Termination Date"). In connection with the termination of the Fund, the Board of Trustees has suspended the sale of the Fund's shares effective immediately. Consequently, purchase orders for the Fund's shares received on or after November 20, 2003 will be rejected by the Fund. As the Fund will be liquidating portfolio securities in anticipation of its termination, the Fund will not be managed to meet its investment objective during this period.

         Until the Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund ("MMM") without incurring any sales charges or fees.

         MMM, a member of the MFS Family of Funds, seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. MMM's prospectus is attached.

         This Supplement also serves as formal notice of the Fund's termination pursuant to Section 9.2(a) of the Fund's Amended and Restated Declaration of Trust.



                The Date of this Supplement is November 24, 2003.